SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                 2/25/00

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware              333-68513-09                  74-2440850
(State or Other       (Commission                   (I.R.S. Employer
Jurisdiction          File Number)                  Identification No.)
of Incorporation)


        200 Vesey Street
        New York, New York                             10285
        (Address of Principal                        (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code  (212) 526-5594


Item 5. Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated January 1, 2000 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
February 25, 2000. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                      Date:
                      Amount:

C.      Item 1: Legal Proceedings:                  NONE

D.      Item 2: Changes in Securities:              NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution
Date           2/25/00
                                        Class       Realized Loss
          Beginning                    Accrued      of Principal
Class      Balance     Principal       Interest      Allocated
  1-A1            50,6           7                                          -
  1-A2            75,6        1,33                                          -
  1-A3*           75,6        N/A                           N/A
  1-A4              5,                                                      -
  1-A5*             8,        N/A                           N/A
  1-A6*             3,        N/A                           N/A
  1-A7            30,0                                                      -
 1-AP**             7,                          N/A                         -
  2-A1            90,4           9                                          -
  2-A2            81,0           5                                          -
  2-A3            40,0                                                      -
 2-A4**             1,                          N/A                         -
 2-A5**             4,                          N/A                         -
 2-AP**                                         N/A                         -
   3-A            40,2           1                                          -
 3-AP**             1,                          N/A                         -
   AX*              3,        N/A                           N/A
   B1             12,6                                                      -
  B1X*                        N/A                           N/A
   B2               5,                                                      -
  B2X*                        N/A                           N/A
   B3               3,                                                      -
   B4               1,                                                      -
   B5                                                                       -
   B6               1,                                                      -
   R                                                                        -

TOTAL:          453,68        3,79                        $0.00

        Net Prepmt    Current     Outstanding
        Interest      Interest    Interest          Remaining
Class   Shortfall Amt Shortfall (2Shortfall         Balance
 1-A1                                                    49,934,600.00
 1-A2                                                    74,265,280.06
 1-A3*                                                   74,265,280.06
 1-A4                                                      5,524,000.00
 1-A5*                                                     8,381,382.22
 1-A6*                                                     3,833,333.33
 1-A7                                                    30,000,000.00
 1-AP**           N/A         N/A               N/A        7,317,381.61
 2-A1                                                    89,442,750.00
 2-A2                                                    80,477,342.20
 2-A3                                                    40,000,000.00
 2-A4**           N/A         N/A               N/A        1,500,000.00
 2-A5**           N/A         N/A               N/A        4,421,073.92
 2-AP**           N/A         N/A               N/A           248,362.32
 3-A                                                     40,045,037.81
 3-AP**           N/A         N/A               N/A        1,162,337.35
 AX*                                                       3,223,880.04
 B1                                                      12,614,514.24
 B1X*                                                         118,918.52
 B2                                                        5,588,911.19
 B2X*                                                           52,735.30
 B3                                                        3,033,238.18
 B4                                                        1,916,255.21
 B5                                                           799,272.25
 B6                                                        1,599,242.98
R                                                                           -

TOTAL:          $0.00       $0.00             $0.00 $449,889,599.32


AMOUNTS PER $1,000 UNIT

          Beginning    Principal  Interest
Class      Balance    Distribution   Distribution
 1-A1      1000.000000   14.124383          6.333333
 1-A2      1000.000000   17.655026          5.458333
 1-A3      1000.000000         N/A          2.041667
 1-A4      1000.000000    0.000000          6.666667
 1-A5      1000.000000         N/A          7.500000
 1-A6      1000.000000         N/A          7.500000
 1-A7      1000.000000    0.000000          6.541667
 1-AP      1000.000000    2.978834               N/A
 2-A1      1000.000000   10.676599          6.250000
 2-A2      1000.000000    6.452565          6.250000
 2-A3      1000.000000    0.000000          6.458333
 2-A4      1000.000000    0.000000               N/A
 2-A5      1000.000000   10.411895               N/A
 2-AP      1000.000000    1.506330               N/A
 3-A       1000.000000    4.123767          6.041667
 3-AP      1000.000000    3.261741               N/A
 AX        1000.000000         N/A          6.666668
 B1        1000.000000    0.909691          6.875000
 B1X       1000.000000         N/A          6.875013
 B2        1000.000000    0.909691          6.875000
 B2X       1000.000000         N/A          6.875080
 B3        1000.000000    0.909690          6.939503
 B4        1000.000000    0.909692          6.939505
 B5        1000.000000    0.909688          6.939500
 B6        1000.000000    0.909690          6.939505
R          1000.000000 1000.000000        420.294471

AMOUNTS PER $1,000 UNIT

        Realized Loss             Current Period
        of Principal  Remaining   Pass-Through
Class   Allocated     Balance     Rate
 1-A1          0.00000   985.87562            7.600%
 1-A2          0.00000   982.34497            6.550%
 1-A3              N/A   982.34497            2.450%
 1-A4          0.00000  1000.00000            8.000%
 1-A5              N/A   986.89641            9.000%
 1-A6              N/A  1000.00000            9.000%
 1-A7          0.00000  1000.00000            7.850%
 1-AP          0.00000   997.02117            0.000%
 2-A1          0.00000   989.32340            7.500%
 2-A2          0.00000   993.54743            7.500%
 2-A3          0.00000  1000.00000            7.750%
 2-A4          0.00000  1000.00000            0.000%
 2-A5          0.00000   989.58810            0.000%
 2-AP          0.00000   998.49367            0.000%
 3-A           0.00000   995.87623            7.250%
 3-AP          0.00000   996.73826            7.000%
 AX                N/A   996.62823            8.000%
 B1            0.00000   999.09031            8.250%
 B1X               N/A  1003.85100            8.250%
 B2            0.00000   999.09031            8.250%
 B2X               N/A  1004.76496            8.250%
 B3            0.00000   999.09031            8.327%
 B4            0.00000   999.09031            8.327%
 B5            0.00000   999.09031            8.327%
 B6            0.00000   999.09031            8.327%
R              0.00000     0.00000            9.000%


Reports to Certificateholders
Trust Agreement Dated January 1, 2000
(Pursuant to Section 4.03)


           Group 1      Group 2        Group 3         Total
i) Beginning Aggregate Scheduled Principal Balance
        183,820,101.98224,894,118.44,975,148.69     453,689,369.12
     Scheduled Principal
        103,384.56    61,576.72   126,458.28        291,419.56
     Curtailment and Paid in Full
        28,598.39     12,702.55   53,291.51         94,592.45
     Paid in Full
        1,948,317.74  69,957.59   0.00              2,018,275.33
     Liquidation Proceeds
        0.00          0.00        0.00              0.00
     Insurance Proceeds
        0.00          0.00        0.00              0.00
     Realized Loss
        0.00          0.00        0.00              0.00
     Ending Aggregate Scheduled Principal Balance
        181,739,801.29224,749,881.44,795,398.90     451,285,081.78
     Non-AP Balance
        176,480,901.5990,617,652.343,809,006.73     310,907,560.65


ii) Aggregate Advances
           Group 1      Group 2        Group 3         Total
         Principal Advances
                                                              237,859.38
         Interest Advances
                    1,           4                         1,831,977.12

iii) Realized Losses                                            Realized Losses
Realized Losses                                       Current   Since Cutoff
        Current                   Group 1                  0.00       0.00
        Since Cutoff              Group 2                  0.00       0.00
                                  Group 3                  0.00       0.00
                                  Total                    0.00       0.00

           Group 1      Group 2        Group 3         Total
iv) Servicing Fee
            50,113.24   18,930.55          9,369.85   78,413.64
    Master Servicing Fee
             3,063.85    1,514.41            749.62    5,327.88
    Trustee Fee
               995.69      492.19            243.62    1,731.50

v) Mortgage Loans Outstanding and Delinquency Information
                         Outstanding Loans            31-60 Days Delinquent
                         Count         Balance         Count      Balance
        Group 1             1,156   $181,739,801.29          31 $5,786,073.91
        Group 2               238    $90,722,153.01           5 $2,242,341.43
        Group 3               221    $44,795,398.90           4 $1,588,564.05
        Total               1,615   $317,257,353.20          40 $9,616,979.39

                          61-90 Days Delinquent       91 Days or More Delinquent
                         Count         Balance         Count      Balance
                                8     $1,287,439.06           0      $0.00
                                2     $1,237,033.20           0      $0.00
                                0             $0.00           0      $0.00
                               10     $2,524,472.26           0      $0.00

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                        31-60 Days Delinquent         61-90 Days Delinquent
                         Count         Balance         Count      Balance
        Group 1                 0             $0.00           0      $0.00
        Group 2                 0             $0.00           0      $0.00
        Group 3                 0             $0.00           0      $0.00
        Total                   0             $0.00           0      $0.00

                                91 Days or More Delinquent
                         Count         Balance
                                0             $0.00
                                0             $0.00
                                0             $0.00
                                0             $0.00

vii) Mortgage Loans becoming REO Property during the preceding calendar month
                         Group       Loan Number    Principal Balance

                      Deemed Principal Balance


viii) Deleted and Qualifying Sustitute Mortgage Loans
                         Group       Loan Number    Principal Balance


                      Senior Certificates                       Subordinate
                        Group 1        Group 2        Group 3   Certificates
ix) Accrued and Unpaid       0.00              0.00        0.00       0.00
     Accrued and Unpai       0.00              0.00        0.00       0.00

                         Total
                             0.00
                             0.00

x) Purchased Mortgage Loans
                         Group       Loan Number    Principal Balance


xi) Class 2-A3 Guaranteed Distribu             0.00

xii) Class 2-A3 Certificate Insura         1,000.00

xii) Withdrawals from the Class 2-             0.00



                                  SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                  STRUCTURED ASSET SECURITIES
                                              CORPORATION

                      By: /s/ Eve Kaplan
                      Name:       Eve Kaplan
                      Title:      Vice President


        Dated:        2/29/2000